UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 4, 2008

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9305	43-1273600
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

ONE FINANCIAL PLAZA
501 NORTH BROADWAY
ST. LOUIS, MISSOURI  63102-2102
(Address of principal executive offices)

(314) 342-2000
(Registrant's Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On March 4, 2008, Stifel Financial Corp. announced that it intends to commence an underwritten public offering of 2,200,000 shares of its common stock. Of these shares, 1,900,000 will be offered by certain selling stockholders and the Company is offering 300,000 shares. Stifel Financial Corp. will not receive any proceeds from the sale of common stock by the selling stockholders. The offering will be made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

             This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon Stifel Financial Corp.'s current expectations and projections about future events. Stifel Financial Corp. intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and Stifel Financial Corp. is including this statement for purposes of these safe harbor provisions.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including among other things, changes in general economic and business conditions, actions of competitors, regulatory actions, changes in legislation, technology changes and the risks and other factors set forth in Stifel Financial Corp.'s Annual Report on Form 10-K for the year ended December 31, 2007 and other filings with the Securities and Exchange Commission.

Because of these and other uncertainties, Stifel Financial Corp.'s actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Stifel Financial Corp.'s past results of operations do not necessarily indicate Stifel Financial Corp.'s future results. There should not be undue reliance placed on any forward-looking statements, which speak only as of the date they were made. Stifel Financial Corp. will not update these forward-looking statements, even though Stifel Financial Corp.'s situation may change in the future, unless Stifel Financial Corp. is obligated to do so under federal securities laws. Stifel Financial Corp. qualifies all of its forward-looking statements by these cautionary statements.

Items 9.01 Financial Statements and Exhibits.

(c) Exhibit:

Exhibit 99:  Press release dated March 4, 2008

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   STIFEL FINANCIAL CORP.

Date: March 4, 2008	By: /s/ Ronald J. Kruszewski
Ronald J. Kruszewski
Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99	Stifel Financial Corp.'s Press Release.